Subsequent Event	12 Months Ended
Dec. 31, 2017
Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member]
Subsequent Event	NOTE 14 - SUBSEQUENT EVENT The Company evaluated and concluded that no subsequent events have occurred that would require recognition or disclosure in the financial statements.
Tang Dynasty Investment Group Limited [Member]
Subsequent Event

NOTE 14 - SUBSEQUENT EVENT

On January 15, 2018, Image International Group, Inc. (“IMGL” or “the Company”), Tang Dynasty Investment Group Limited (“Tang Dynasty”), the holding company of Gu Yue, and the shareholders of Tang Dynasty entered into the share exchange agreement (“Share Exchange Agreement”), which close on January 18, 2018. Pursuant to the terms of the Share Exchange Agreement, IMGL exchanged 400,000,000 shares of their common stock for all of the outstanding capital stock of Tang Dynasty with the result that Tang Dynasty became a wholly owned subsidiary of IMGL.